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                                                                    EXHIBIT 99.1

                               G&K SERVICES, INC.

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of G&K Services, Inc. (the "Company") for the quarterly period ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Thomas R. Moberly, as Chief Executive Officer of the Company, and Jeffrey L. Wright, as Chief Financial Officer of the Company, each hereby certifies, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition of the Company.


Date: November 12, 2002
                                     By:   /s/ Thomas R. Moberly
                                           -------------------------------------
                                           Thomas R. Moberly
                                           Chief Executive Officer
                                           (Principal Executive Officer)

                                     By:   /s/ Jeffrey L. Wright
                                           -------------------------------------
                                           Jeffrey L. Wright
                                           Chief Financial Officer and Secretary
                                           (Principal Financial Officer)